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                                                            Exhibit 99.10
                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8
                _______________________________________________

                Monthly Period:                    06/01/96 to
                                                   06/30/96
                Distribution Date:                 07/15/96
                Transfer Date:                     07/12/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution.
     ----------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                   Class A (quarterly)             $0.00000000
                                   Class B (quarterly)              0.00000000
                                   Collateral Inv. Amt.             4.80666672


     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A (quarterly)             $0.00000000
                                   Class B (quarterly)             $0.00000000
                                   Collateral Inv. Amt.             4.80666672
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-8
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A (quarterly)             $0.00000000
                                   Class B (quarterly)              0.00000000
                                   Collateral Inv. Amt.             0.00000000


B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                   Class A                      $49,764,721.05
                                   Class B                        3,892,090.00
                                   Collateral Inv. Amt.           6,300,720.13
                                                           --------------------
                                   Total                        $59,957,531.18
                                                           ====================

     2.   Allocation of Finance Charge Receivables.
          ----------------------------------------

          (a)   The aggregate amount of Allocations of Finance
                Charge Receivables processed during the Monthly
                Period which were allocated in respect of the Certificates

                                   Class A                       $6,503,879.99
                                   Class B                          509,344.86
                                   Collateral Inv. Amt.             822,779.84
                                                           --------------------
                                   Total                         $7,836,004.69
                                                           ====================

          (b)   Interest Funding Investment Proceeds
                (to Class A)                                          4,244.19
          (c)   Principal Funding Investment Proceeds
                (to Class A)                                              0.00
          (d)   Withdrawals from Reserve Account
                (to Class A)                                              0.00
                                                           --------------------
                  Total Class A Available Funds                  $6,508,124.18
                                                           ====================
          (b)   Interest Funding Investment Proceeds
                (to Class B)                                            344.12
                                                           --------------------
                  Total Class B F/C and Investment Proceeds        $509,688.98
                                                           ====================


     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a)   The aggregate amount of Principal
                Receivables in the Trust as of the
                last day of the Monthly Period              $16,366,336,980.20
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-8
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     (b)   Invested Amount as of the last day of the preceding
           month (Adjusted Class A Invested Amount during
           Accumulation Period)

                                   Class A                     $500,000,000.00
                                   Class B                       39,157,000.00
                                   Collateral Inv. Amt.          63,253,000.00
                                                           --------------------
                                   Total                       $602,410,000.00

     (c)   The Floating Allocation Percentage: The Invested
           Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
           Receivables as of the Record Date set forth in paragraph 3(a) above

                                   Class A                              3.055%
                                   Class B                              0.239%
                                   Collateral Inv. Amt.                 0.386%
                                                           --------------------
                                   Total                                3.680%

     (d)   During the Amortization Period: The Invested
           Amount as of _______ (the last day of the Revolving
           Period)

                                   Class A                                N.A.
                                   Class B                                N.A.
                                   Collateral Inv. Amt.                   N.A.
                                                           --------------------
                                   Total                                  N.A.


     (e)   The Fixed/Floating Allocation Percentage: The Invested
           Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
           Receivables set forth in paragraph 3(a) above

                                   Class A                                N.A.
                                   Class B                                N.A.
                                   Collateral Inv. Amt.                   N.A.
                                                           --------------------
                                   Total                                  N.A.

4.   Delinquent Balances.
     -------------------

     The aggregate amount of outstanding balances               Aggregate
     in the Accounts which were delinquent as of                 Account
     the end of the day on the last day of the                   Balance
     Monthly Period                                        --------------------

     (a)    35 - 64 days                                       $264,011,748.34
     (b)    65 - 94 days                                        155,785,965.34
     (c)    95 - 124 days                                       117,909,543.39
     (d)    125 - 154 days                                      101,756,204.63
     (e)    155 - 184 days                                       82,509,339.88
     (f)    185 or more days                                     66,191,686.10
                                                           --------------------
                                   Total                       $788,164,487.68
                                                           ====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-8
Page 4

5.   Monthly Investor Default Amount.
     -------------------------------

     (a)   The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the
           Collection Period allocable to the Invested
           Amount (the aggregate "Investor Default
           Amount")
                                   Class A                       $2,092,667.65
                                   Class B                         $163,885.17
                                   Collateral Inv. Amt.            $264,735.01
                                                           --------------------
                                   Total                         $2,521,287,83
                                                           ====================

     (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                   Class A                               $4.19
                                   Class B                                4.19
                                   Collateral Inv. Amt.                   4.19
                                                           --------------------
                                   Total                                 $4.19
                                                           ====================


6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
     ----------------------------------------------------

     (a)   The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the Collateral Invested Amount

                                   Class A                               $0.00
                                   Class B                                0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================


     (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                               $0.00
                                   Class B                                0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                Series 1994-8
Page 5


     (c)   The aggregate amount of Class A Investor Charge-
           Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                   Class A                               $0.00
                                   Class B                                0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================


     (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                               $0.00
                                   Class B                                0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================

7.   Investor Servicing Fee.
     ----------------------

     (a)   The amount of the Investor Monthly Servicing Fee
           payable by the Trust to the Servicer for the
           Monthly Period
                                   Class A                         $625,000.00
                                   Class B                          $48,946.25
                                   Collateral Inv. Amt.             $79,066.25
                                                           --------------------
                                   Total                           $753,012.50
                                                           ====================


     (b)   The amount set forth in paragraph 7(a) above, per
           $1,000 interest
                                   Class A                         $1.25000000
                                   Class B                          1.25000000
                                   Collateral Inv. Amt.             1.25000000
                                                           --------------------
                                   Total                           $1.25000000
                                                           ====================

8.   Reallocated Principal Collections
     ---------------------------------

     The amount of Reallocated Collateral and Class B
     Principal Collections applied in respect of Interest
     Shortfalls, Investor Default Amounts or Investor
     Charge-Offs for the prior month.

                                   Class B                               $0.00
                                   Collateral Inv. Amt.                   0.00
                                                           --------------------
                                   Total                                 $0.00
                                                           ====================
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                Series 1994-8
Page 6

     9.  Collateral Invested Amount
         --------------------------

         (a)   The amount of the Collateral Invested Amount
               as of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be made
               in respect of the preceding month                $63,253,000.00

         (b)   The Required Collateral Invested Amount as of
               the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be made
               in respect of the preceding month                $63,253,000.00

     10.  The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                   Class A                          1.00000000
                                   Class B                          1.00000000
                                                           --------------------
                                   Total (weighted avg.)            1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period            10.60%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                   7.76%



C.   Information Regarding the Interest Funding Account
     --------------------------------------------------

     Beginning Balance                       (Class A)           $2,630,833.33
          Plus:   Interest for Related Monthly Period from
                  Finance Charge Account                          2,232,222.22
          Plus:   Interest on Interest Funding Account
                  Balance for Related Monthly Period                  4,244.19
          Less:   Withdrawals to Finance Charge Account               4,244.19
          Less:   Withdrawals to Distribution Account                    $0.00
                                                           --------------------
     Ending Balance                          (Class A)           $4,863,055.55
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-8
Page 7


     Beginning Balance                       (Class B)             $213,568.80
          Plus:   Interest for Related Monthly Period from
                  Finance Charge Account                            181,209.89
          Plus:   Interest on Interest Funding Account
                  Balance for Related Monthly Period                    344.12
          Less:   Withdrawals to Finance Charge Account                 344.12
          Less:   Withdrawals to Distribution Account                    $0.00
                                                           --------------------
     Ending Balance                          (Class B)             $394,778.69

D.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------

          (a)     Accumulation Period commencement date                10/31/00

          (b)     Accumulation Period length                                  2

          (c)     Accumulation Period Factor                               5.71

          (d)     Required Accumulation Factor Number                        11

          (e)     Controlled Accumulation Amount                $259,545,454.55

          (f)     Minimum Payment Rate (last 12 months)                   9.54%

     2.   Principal Funding Account
          -------------------------

     Beginning Balance                                                    $0.00
          Plus:   Principal Collections for Related
                  Monthly Period from Principal Account                    0.00
          Plus:   Interest on Principal Funding Account
                  Balance for Related Monthly Period                       0.00
          Less:   Withdrawals to Finance Charge Account                    0.00
          Less:   Withdrawals to Distribution Account                      0.00
                                                           --------------------
     Ending Balance                                                       $0.00

     3.   Accumulation Shortfall
          ----------------------

                  The Controlled Deposit Amount for the
                  previous Monthly Period                                  N/A

          Less:   The amount deposited into the Principal
                  Funding Account for the previous Monthly
                  Period                                                   N/A
                                                           --------------------
                  Accumulation Shortfall for previous
                  Monthly Period                                           N/A
                                                           ====================
                  Aggregate Accumulation Shortfalls                        N/A
                                                           ====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-8
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     4.   Principal Funding Investment Shortfall
          --------------------------------------
                 Covered Amount                                            N/A

          Less:  Principal Funding Investment Proceeds                     N/A
                                                           --------------------

                 Principal Funding Investment Shortfall                    N/A


E.   Information Regarding the Reserve Account
     -----------------------------------------
     1.   Required Reserve Account Analysis

          (a)    Required Reserve Account Amount percentage
                 (0.5% of Class A Invested Amount or other
                 amount designated by Transferor)                        0.00%

          (b)    Required Reserve Account Amount ($)                     $0.00

          (c)    Required Reserve Account Balance after
                 effect of any transfers on the Related
                 Transfer Date                                           $0.00

          (d)    Reserve Draw Amount transferred to the
                 Finance Charge Account on the Related
                 Transfer Date

     2.   Reserve Account Investment Proceeds
          -----------------------------------

          Reserve Account Investment Proceeds transferred
          to the Finance Charge Account on the Related
          Transfer Date                                                  $0.00


     3.   The Portfolio Adjusted Yield
          ----------------------------

          The Portfolio Adjusted Yield for the related
          Mthly Period                                                   4.25%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                        FIRST USA BANK
                        as Servicer


                        By: /s/ W. Todd Peterson
                            ----------------------------------
                            W. Todd Peterson
                            Vice President